UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 27, 2017
(Date of earliest event reported)

Glu Mobile Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33368	91-2143667
(Commission File Number)	(IRS Employer Identification No.)

500 Howard Street, Suite 300 San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

(415) 800-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 1, 2017, Glu Mobile Inc. (“Glu”) issued a press release announcing its financial results for the second quarter ended June 30, 2017. A copy of the press release is attached as Exhibit 99.01 to this report.

The information in this Item 2.02, including Exhibit 99.01 to this report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibit 99.01 shall not be incorporated by reference into any registration statement or other document filed by Glu with the Securities and Exchange Commission, whether made before or after the date of this report, regardless of any general incorporation language in such filing (or any reference to this Current Report on Form 8-K generally), except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 27, 2017, Glu appointed Gordon Lee, age 39, as its Principal Accounting Officer. Mr. Lee is currently Glu’s Vice President of Accounting and has been in such position since March 2017.  Prior to joining Glu, Mr. Lee served in various roles in the finance group of Twitter, Inc. from January 2011 through March 2017, most recently as Worldwide Corporate Controller from 2014 through March 2017. Prior to joining Twitter, Mr. Lee worked at PricewaterhouseCoopers LLP from August 2002 to December 2010, most recently as a Senior Manager.  Mr. Lee received a B.S. in Commerce Accounting from Santa Clara University.

There are no arrangements or understandings between Mr. Lee and any other persons pursuant to which he was selected as Principal Accounting Officer. There are no family relationships between Mr. Lee and the executive officers or directors of the Company and no transactions that would require disclosure under Item 404(a) of Regulation S-K.  As of the date of this report, no new compensatory arrangements have been entered into with Mr. Lee in connection with his appointment as Principal Accounting Officer. To the extent Mr. Lee enters into new compensation arrangements, the material terms of such arrangements will be disclosed in a subsequent filing.

Mr. Lee has executed Glu’s standard form of indemnification agreement, a copy of which has been filed as Exhibit 99.01 to Glu’s Form 8-K (File No. 001-33368) filed with the Securities and Exchange Commission on October 29, 2013.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.01     Press release issued by Glu regarding its financial results for the second quarter ended June 30, 2017, dated August 1, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

Date: August 1, 2017	By:	/s/ Scott J. Leichtner
Name: Scott J. Leichtner
Title: Vice President and General Counsel